UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road

North Billerica, Massachusetts 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Amended and Restated Agreement and Plan of Merger

On February 20, 2020, Lantheus Holdings, Inc. (“Lantheus Holdings”) and Plato Merger Sub, Inc., a wholly owned subsidiary of Lantheus Holdings (“Merger Sub”), entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”) with Progenics Pharmaceuticals, Inc. (“Progenics”), pursuant to which Merger Sub will merge with and into Progenics, with Progenics surviving as a wholly owned subsidiary of Lantheus Holdings (the “Merger”). The Amended and Restated Merger Agreement amends and restates in its entirety the Agreement and Plan of Merger, dated as of October 1, 2019 (the “Original Agreement”), by and among Lantheus Holdings, Merger Sub and Progenics.

Pursuant to the Amended and Restated Merger Agreement, Lantheus Holdings and Progenics have agreed to revise the terms of their previously announced merger transaction to provide that each share of Progenics common stock issued and outstanding immediately prior to the effective time of the Merger (other than certain excluded shares as described in the Amended and Restated Merger Agreement) will automatically be converted into the right to receive (i) 0.31 (the “Exchange Ratio”) of a share of Lantheus Holdings common stock (“Lantheus Common Stock”), instead of 0.2502 as provided in the Original Agreement and (ii) a contractual contingent value right (“CVR”) issued by Lantheus Holdings subject to and in accordance with the Contingent Value Rights Agreement described below. Progenics’ stockholders will also be entitled to appraisal rights as provided under Delaware law.

In addition, pursuant to the Amended and Restated Merger Agreement, the holder of each in-the-money option to purchase shares of Progenics common stock under any equity based compensation plan of Progenics (“Progenics Stock Option”) will be entitled to receive in exchange for each such in-the-money option (i) an option to purchase Lantheus Common Stock (each, a “Lantheus Stock Option”) converted based on the Exchange Ratio and (ii) a vested or unvested CVR depending on whether the underlying option is vested. Holders of out-of-the-money Progenics Stock Options will receive Lantheus Stock Options converted on an exchange ratio adjusted based on actual trading prices of common stock of Progenics and Lantheus Holdings prior to the effective time of the Merger.

The Amended and Restated Merger Agreement also provides that, at the effective time of the Merger, the board of directors of Lantheus Holdings (the “Lantheus Board”) will appoint Dr. Gerard Ber and Mr. Heinz Mausli (each, a “Progenics Director”), who are currently members of the board of directors of Progenics, to serve on the Lantheus Board. The Lantheus Board shall, subject to complying with their applicable fiduciary duties, use commercially reasonable efforts to cause each of the Progenics Directors to be nominated for reelection at any annual meeting of Lantheus Holdings’ stockholders following the closing and held in or prior to 2023 to the extent that such Progenics Director’s term would or has expired on or prior to the date of such annual meeting. In addition, the Lantheus Board shall take such actions as are necessary so that there are (1) a total of nine members of the Lantheus Board as of the effective time of the Merger, after giving effect to the appointments of the Progenics Directors and (2) a total of eight members of the Lantheus Board, including the Progenics Directors, prior to the date of Lantheus Holdings’ 2021 annual meeting of stockholders.

Except as set forth above, the material terms of the Amended and Restated Merger Agreement are substantially the same as the terms of the Original Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 1, 2019.

The foregoing description of the Merger and the Amended and Restated Merger Agreement is not complete and is qualified in its entirety by the full text of the Amended and Restated Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Form of Contingent Value Rights Agreement

Pursuant to the Amended and Restated Merger Agreement, at or immediately prior to the effective time of the Merger, Lantheus Holdings and a rights agent selected by Lantheus Holdings and reasonably acceptable to Progenics will enter into a Contingent Value Rights Agreement (the “Contingent Value Rights Agreement”) governing the terms of the CVRs issued as part of the merger consideration. Each CVR will entitle its holder to receive the right to his, her or its pro rata share of aggregate cash payments equal to 40% of U.S. net sales generated by PyLTM (18F-DCFPyL) in calendar years 2022 and 2023 in excess of $100 million and $150 million, respectively. Holders will not be permitted to transfer CVRs unless such transfer is made in accordance with the Contingent Value Rights Agreement. In no event will the aggregate amount of payments by Lantheus Holdings under the Contingent Value Rights Agreement exceed an amount equal to 19.9% of the total consideration paid by Lantheus Holdings in the Merger. CVRs will not have any voting or dividend rights.

The foregoing description of the form of Contingent Value Rights Agreement is not complete and is qualified in its entirety by the full text of the Contingent Value Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Important Statement Regarding the Amended and Restated Merger Agreement and the Contingent Value Rights Agreement

The Amended and Restated Merger Agreement and the Contingent Value Rights Agreement have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about Lantheus Holdings, Merger Sub, Progenics or their respective subsidiaries and affiliates. The Amended and Restated Merger Agreement contains representations and warranties by Lantheus Holdings and Merger Sub, on the one hand, and by Progenics, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules delivered by each party in connection with the signing of the Amended and Restated Merger Agreement. Moreover, certain representations and warranties in the Amended and Restated Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for the purpose of allocating risk between Lantheus Holdings and Merger Sub, on the one hand, and Progenics, on the other hand. Accordingly, the representations and warranties in the Amended and Restated Merger Agreement are not necessarily characterizations of the actual state of facts about Lantheus Holdings or Progenics at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Amended and Restated Merger Agreement, which subsequent information may or may not be fully reflected in Lantheus Holdings’ or Progenics’ public disclosures. The Amended and Restated Merger Agreement and the Contingent Value Rights Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Amended and Restated Merger Agreement, the Contingent Value Rights Agreement, the Merger, Lantheus Holdings, Progenics, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that includes a joint proxy statement of Progenics and Lantheus Holdings and a prospectus of Lantheus Holdings, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Lantheus Holdings and Progenics make with the SEC.

Important Information For Investors And Stockholders

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction, Lantheus Holdings filed with the SEC a registration statement on Form S-4 on November 12, 2019 that includes a joint proxy statement of Lantheus Holdings and Progenics that also constitutes a preliminary prospectus of Lantheus Holdings. The registration statement has not yet become effective. After the registration statement is declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to stockholders of Lantheus Holdings and Progenics. INVESTORS AND SECURITY HOLDERS OF LANTHEUS

HOLDINGS AND PROGENICS ARE STRONGLY ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Lantheus Holdings or Progenics through the website maintained by the SEC at https://www.sec.gov.

Copies of the documents filed with the SEC by Lantheus Holdings will also be available free of charge on Lantheus Holdings’ website at https://www.lantheus.com/ or by contacting Lantheus Holdings’ Investor Relations Department by email at ir@lantheus.com or by phone at (978) 671-8001. Copies of the documents filed with the SEC by Progenics will also be available free of charge on Progenics’ internet website at https://www.progenics.com/ or by contacting Progenics’ Investor Relations Department by email at mdowns@progenics.com or by phone at (646) 975-2533.

Certain Information Regarding Participants

Lantheus Holdings, Progenics, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Lantheus Holdings is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 20, 2019, its definitive proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 15, 2019, and its Current Report on Form 8-K, which was filed with the SEC on March 25, 2019. Other information regarding the participants of Lantheus Holdings in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Information about the directors and executive officers of Progenics is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 15, 2019 and amended on April 30, 2019, its definitive proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on May 30, 2019, and its Current Report on Form 8-K, which was filed with the SEC on November 21, 2019. Other information regarding the participants of Progenics in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at https://www.sec.gov and from Investor Relations at Lantheus Holdings or Progenics as described above.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current plans, estimates and expectations that are subject to various risks and uncertainties. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “target,” “contemplate,” “estimate,” “predict,” “potential,” “opportunity,” “creates” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including the expected timing of the closing of the merger; the ability of the parties to complete the merger considering the various closing conditions; the expected benefits of the merger, such as efficiencies, cost savings, synergies, revenue growth, creating shareholder value, growth potential, market profile, enhanced competitive position, and financial strength and flexibility; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from Lantheus Holdings’ and Progenics’ plans, estimates or expectations could include, but are not limited to: (i) Lantheus Holdings or Progenics may be unable to obtain stockholder approval as required for the merger; (ii) conditions to the closing of the merger may not be satisfied; (iii) the merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the merger on the ability of Lantheus Holdings or Progenics to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Lantheus Holdings or Progenics does business, or on Lantheus Holdings’ or Progenics’ operating results and business generally; (v) Lantheus Holdings’ or Progenics’ respective businesses may suffer as a result of uncertainty surrounding the merger and disruption of management’s attention due to the merger; (vi) the outcome of any legal proceedings related to the merger; (vii) Lantheus Holdings or Progenics may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ix) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (x) the risk that Lantheus Holdings or Progenics may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (xi) risks that the anticipated benefits of the merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, competitive and technological changes; (xiii) expectations for future clinical trials, the timing and potential outcomes of clinical studies and interactions with regulatory authorities; and (xiv) other risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Lantheus Holdings and Progenics are set forth in their respective filings with the SEC, including each of Lantheus Holdings’ and Progenics’ most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Lantheus Holdings and Progenics file from time to time with the SEC. The forward-looking statements in this document speak only as of the date of these materials. Except as required by law, Lantheus Holdings and Progenics assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of February 20, 2020, among Lantheus Holdings, Inc., Plato Merger Sub, Inc. and Progenics Pharmaceuticals, Inc.*

10.1	Form of Contingent Value Rights Agreement

*

The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Lantheus Holdings agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Senior Vice President and General Counsel

Date: February 20, 2020